Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and
  Policyholders of Aetna Variable Life Account B:

We consent to the use of our reports dated February 3, 1998 and February 27, 1998 included herein this Post-Effective Amendment No. 11 to Registration Statement (File No. 33-75248) on Form S-6.

                                                           KPMG Peat Marwick LLP

Hartford, Connecticut
December 16, 1998